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                                                                   EXHIBIT 10.15

                            INDEMNIFICATION AGREEMENT

        This Indemnification Agreement (this "AGREEMENT"), made as of the _____ day of March, 2003, between Refocus Group, Inc., a Delaware corporation (the "COMPANY"), and each of Daniel G. Gunter ("Gunter") and Adrienne Beam ("Beam"). Gunter and Beam are each referred to as an "INDEMNITEE" and, collectively, as the "INDEMNITEES"), (Gunter and Beam are sometimes, collectively, referred to herein as the "DIRECTORS").

                                    RECITALS:

        WHEREAS, Gunter is willing to continue to serve as a director of the Company on the condition that in his capacity as a director of the Company after the Effective Time, he be indemnified to the fullest extent permitted by law;

        WHEREAS, Beam is willing to continue to serve as a director of the Company on the condition that in her capacity as a director of the Company after the Effective Time, she be indemnified to the fullest extent permitted by law;

        WHEREAS, concurrently with the execution of this Agreement, the Directors are each agreeing to continue to serve as a director of the Company after the Effective Time until his/her resignation as a director of the Company is effective upon compliance by the Company with the provisions of Section 14(f) of the Securities Act of 1934, as amended (the "Exchange Act"), and Rule 14f-1 promulgated thereunder.

        NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company and the Indemnitees hereby agree as follows:

        1. AGREEMENT TO SERVE. Each of the Directors agrees to continue to serve as a director of the Company after the Effective Time hereof until his/her resignation as a director of the Company is effective upon compliance by the Company to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder.

        2.      DEFINITIONS. As used in this Agreement:

        (a)     "CODE" means the Internal Revenue Code of 1986, as amended.

        (b) "EFFECTIVE TIME" shall have the same meaning as in the Agreement of Merger and Plan of Reorganization, dated as of even date herewith, among Refocus Group, Inc., Presby Corp., and Refocus Acquisition Corp.

        (c) "EXPENSES" includes, without limitation, all costs, expenses and obligations (including attorneys' fees and disbursements, court costs, travel expenses and fees of experts) incurred or paid in connection with investigating, defending, being a witness in or participating in, or preparing to defend, any Proceeding, whether conducted by the Company or otherwise, including, without limitation, any Proceeding, action or process for the purpose of establishing Indemnitees'

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right to indemnification under this Agreement and any amounts paid in settlement by or on behalf of Indemnitee.

        (d) "INDEPENDENT LEGAL COUNSEL" means legal counsel who or which has not provided or performed services for the Company, any of its directors, officers, or the Indemnitees for the last three years and is not otherwise representing any party to any Proceeding, other than legal services rendered as an independent legal counsel in any prior determination regarding indemnification under this Agreement or any similar agreement with any other director or officer.

        (e) "OFFICIAL CAPACITY" means the elective or appointive office in the Company held by the director and/or officer.

        (f) "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company or other entity.

        (g) "PROCEEDING" includes any threatened, pending or completed action, suit or proceeding, whether of a civil, criminal, administrative, arbitrative or investigative nature (including all appeals therefrom), or any inquiry or investigation that could lead to such an action, suit or proceeding.

        (h) References to "OTHER ENTERPRISE" shall include employee benefit plans; references to "FINES" shall include any excise tax assessed with respect to any employee benefit plan; references to "SERVING AT THE REQUEST OF THE COMPANY" shall include any service as a director, officer, employee or agent of the Company that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who is determined to have acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "HE REASONABLY BELIEVED TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE COMPANY," as referred to in this Agreement.

        3. INDEMNITY. The Company shall indemnify the Indemnitees to the fullest extent permitted by law if any Indemnitee was, is or becomes a party to or is threatened to be made a party to or otherwise involved (as a witness or otherwise) in any Proceeding because any Director is or was, after the Effective Time, a director, officer, employee, trustee, agent or fiduciary of the Company or is or was serving, after the Effective Time, at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust or other enterprise, against all Expenses, judgments, amounts paid in settlement, fines and penalties (including excise and similar taxes) (each, a "CLAIM" and collectively, "CLAIMS") incurred by the Indemnitees in connection with the defense or settlement of such Proceeding, but only if it is determined pursuant to SECTION 4 that the applicable Director acted in good faith and (a) in the case of conduct in his Official Capacity, in a manner he reasonably believed to be in the best interests of the Company; (b) in all other cases, in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and (c) in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. No indemnification will be made to any Indemnitee with respect to any Proceeding relating to any actions and/or omissions occurring prior to, and including, the Effective Time or in which the applicable Director shall have been found liable for willful or

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intentional misconduct in the performance of his duty to the Company or for any grossly negligent act or omission. The termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, determine that Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal proceeding, that such person had reasonable cause to believe that his conduct was unlawful. The Indemnitees shall be deemed to have been found liable in respect of any claim, issue or matter only after they have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. The Indemnitee shall, as a condition precedent to be indemnified under this Agreement, give to the Company notice in writing as soon as practicable of any Claims made against such Indemnitee for which indemnity will or could be subject under this Agreement.

        4. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification under SECTION 3 shall be made or paid by the Company no later than 30 calendar days after receipt by the Company of the written request of any Indemnitee therefor, unless a determination is made within such 30 calendar day period that the applicable Director has not met the relevant standards or other conditions for indemnification set forth in
SECTION 3. Such determination shall be made (a) by a majority vote of a quorum consisting of members of the Board of Directors who are not parties to the Proceedings; (b) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors of the Company, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not parties to the Proceedings; (c) by Independent Legal Counsel selected by the Board of Directors of the Company or a committee of the Board of Directors of the Company by vote as set forth in SUBSECTION (a) and (b) of this SECTION 4, or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors of the Company; or (d) by the stockholders in a vote that excludes the shares held by directors who are parties to the Proceedings (in any such case, the "REVIEWING PARTY"). In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitees are entitled to indemnification under any provision of this Agreement, the burden of proof shall be on the Company to establish that the Indemnitees are not so entitled. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitees substantively would not be permitted to be indemnified in whole or in part under applicable law, the Indemnitees shall have the right to commence litigation in any court in the State of Texas having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

        5. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. To the extent an Indemnitee has been wholly successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, such Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

        6. ADVANCES OF EXPENSES. The Expenses incurred by an Indemnitee in connection with any Proceeding shall be paid by the Company in advance of a final disposition of such Proceeding at the written request of the Indemnitee, if (a) the indemnification is pursuant to SECTION 3 and the Company receives a written affirmation by the Indemnitee of the Indemnitee's good faith belief that

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he or it has met the necessary standard of conduct and other conditions for indemnification, and (b) such Indemnitee undertakes, in writing, to repay such amount if and to the extent that it is ultimately determined that he is not entitled to indemnification for such Expenses pursuant to SECTION 3. Following such a request, statement and undertaking by such Indemnitee, the Company shall, subject to the provisions of SECTION 4, pay all invoices, statements or bills reflecting such Expenses submitted by or on behalf of Indemnitee and shall reimburse Indemnitee for all Expenses paid by such Indemnitee within 30 calendar days. Any dispute as to the reasonableness of any Expense shall not delay an Expense advance by the Company, and the Company agrees that any such dispute shall be resolved only upon the disposition or conclusion of the Proceeding. The Company agrees to pay the fees of any Independent Legal Counsel required by this Agreement and to indemnify such counsel against all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

        7. COURT ORDERED INDEMNIFICATION; FEES AND EXPENSES. The right to indemnification or advances as provided by this Agreement shall be enforceable by the Indemnitees in any court of competent jurisdiction. Should any party hereto be required to employ an attorney to enforce or defend the rights of such party hereunder or in connection herewith, the prevailing party shall be entitled to recover from the losing party such prevailing party's court costs and reasonable attorneys' fees and expenses actually incurred in connection therewith.

        8. NO PRESUMPTION. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval), or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

        9. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of and shall be in addition to (but shall not be duplicative of) any other rights to which the Indemnitees may be entitled under the Company's Certificate of Incorporation or Bylaws, any agreement (including on any and all directors' and/or officers' insurance policies), any vote of stockholders or disinterested directors, or otherwise. The indemnification under this Agreement shall continue as to the Indemnitees, even though the applicable Director may have ceased to be a director and/or officer (provided that the Claim arises from actions and/or omissions of the Director after the Effective Time) and shall inure to the benefit of the Indemnitees' heirs, personal representatives, successors and assigns, as applicable.

        10. PARTIAL INDEMNIFICATION. If the Indemnitees are entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses or Claims actually and reasonably incurred by an Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify such Indemnitee for the portion of such Expenses, judgments, fines or penalties to which such Indemnitee is entitled.

        11. SAVINGS CLAUSE. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify the Indemnitees as to Expenses, judgments, fines and penalties with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated.

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        12.     NOTICE. Any notice, payment, demand or communication required or permitted to be delivered or given by the provisions of this Agreement shall be deemed to have been effectively delivered or given and received upon the date personally delivered to (or faxed to) the respective party to which it is directed, or five (5) business days after being deposited by registered or certified mail, with postage and charges prepaid to the Indemnitors, at the respective addresses set forth above their respective signatures to this Agreement and to the Company at Refocus Group, Inc., 10300 North Central Expressway, Suite 104, Dallas, Texas 75231, Attn: President.

        13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and upon the execution hereof by all parties hereto, in counterparts or otherwise, each executed counterpart shall constitute an original and all of such counterparts together shall constitute a single original.

        14. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the substantive laws (but not the rules governing conflicts of laws) of the State of Delaware.

        15. JURISDICTION. The Company and the Indemnitees each hereby irrevocably consent to the jurisdiction of any court of competent jurisdiction and appropriate venue in the State of Texas or the State of Delaware for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement.

        16. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

        17. GENDER AND NUMBER. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of words shall include the singular and plural.

        18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns.

        19. AMENDMENTS. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall that waiver constitute a continuing waiver.

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        REFOCUS GROUP, INC.

                                        By:  /s/ Mark A. Cox
                                             -----------------------------------
                                             Mark A. Cox, Vice President


                                             Daniel G. Gunter


                                             ----------------------------

                                             ----------------------------

                                             ----------------------------

                                             /s/ Daniel G. Gunter
                                             ----------------------------
                                             Daniel G. Gunter


                                             Adrienne Beam


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                                             ----------------------------

                                             ----------------------------

                                             /s/ Adrienne Beam
                                             ----------------------------
                                             Adrienne Beam

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